EXHIBIT 10.17

Contract code: Rental No. 058, 2020

Summary of Guangzhou Branch Leasing Part 1

Guangzhou Panyu Bailong Electronics Co., Ltd.

And

Zhongdehui (Shenzhen) Education Development Co., Ltd.

Guangzhou Branch

Party A: Guangzhou Panyu Bailong Electronics Co., Ltd.

Legal Address: Building 316, Building 11, No. 684, Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou

Zip code: 511430

Legal Representative: Zhuang, Yandong

Contact number: +86-020-39236333	Fax number:020-39160338

Party B: Guangzhou Branch of Zhongdehui (Shenzhen) Education Development Co., Ltd.

Legal Address: 1109, Building 12, No. 644, Shibei Industrial Road, Dashi Street, Guangzhou

Zip code:

Legal Representative: Zeng, Jianning

Contact number: +86-13660691841

Scope of the Lease:

The lessee is willing to rent and the lessor agrees to lease the unit property at 07, 08, and 09, 11th floor, Building 12, Great Creative Industrial Park, No. 644 Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou, Guangdong, China.

The leased area of the property is approximately 538.74 square meters.

Leasing Term: From July 1, 2020 to March 30, 2022.

Renew: The lessee shall submit the written renewal intention to the lessor six months before the expiration of the lease, and the lessor shall reply to the lessee in writing within 30 days of receiving the renewal. Under the same conditions, the lessee has the priority to lease the property.

Rental payment:
From July 1, 2020 to May 30, 2021	monthly 23,521.39 yuan
From May 31, 2021 to May 30, 2022,	monthly 24,695.84 yuan

Business management consulting service fee:
From July 1, 2020 to May 30, 2021	monthly 9,147.81 yuan
From May 31, 2021 to May 30, 2022,	monthly 9,605.73 yuan

Rental deposit: RMB 47,042.78, equivalent to two months’ rent for the property

Deposit of Business management consulting service fee: RMB 18,295.62

This contract is signed by an authorized representative of both parties.

Party A: Guangzhou Panyu Bailong Electronics Co., Ltd.	Party B: Guangzhou Branch of Zhongdehui (Shenzhen) Education Development Co., Ltd.

Signature and Seal:	Signature and Seal: Zeng, Jianning

June 30,2020	June 30, 2020

Contract code: Rental No. 015, 2020

Summary of Guangzhou Branch Leasing Part 2

Guangzhou Panyu Bailong Electronics Co., Ltd.

And

Zhongdehui (Shenzhen) Education Development Co., Ltd.

Guangzhou Branch

Party A: Guangzhou Panyu Bailong Electronics Co., Ltd.

Legal Address: Building 316, Building 11, No. 684, Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou

Zip code: 511430

Legal Representative: Zhuang, Yandong

Contact number: +86-020-39236333	Fax number: 020-39160338

Party B: Guangzhou Branch of Zhongdehui (Shenzhen) Education Development Co., Ltd.

Legal Address:1109, Building 12, No. 644, Shibei Industrial Road, Dashi Street, Guangzhou

Zip code:

Legal Representative:Zeng, Jianning

Contact number: +86-13660691841

Scope of the Lease:

The lessee is willing to rent and the lessor agrees to lease the unit property at 10, 11, 12, 13, 11th floor, Building 12, Great Creative Industrial Park, No. 644 Shibei Industrial Road, Dashi Street, Panyu District, Guangzhou, Guangdong, China.

The leased area of the property is approximately 970.54 square meters.

Leasing Term: The lease term is 2 years. From April 1, 2020 to March 30, 2022.

Renew: The lessee shall submit the written renewal intention to the lessor six months before the expiration of the lease, and the lessor shall reply to the lessee in writing within 30 days of receiving the renewal. Under the same conditions, the lessee has the priority to lease the property.

Rental payment:
From April 1, 2020 to May 30, 2020	monthly 40,355.05 yuan
From May 31, 2020 to May 30, 2021	monthly 42,373.78 yuan
From May 31, 2021 to May 30, 2022	monthly 44,489.55 yuan

Business management consulting service fee:
From April 1, 2020 to May 30, 2020	monthly 15,693.63 yuan
From May 31, 2020 to May 30, 2021,	monthly 16,479.77 yuan
From May 31, 2021 to May 30, 2022	monthly 17,304.73 yuan

Rental deposit: RMB 80,710.11, equivalent to two months’ rent for the property

Deposit of Business management consulting service fee: RMB 31,387.26

This contract is signed by an authorized representative of both parties.

Party A: Guangzhou Panyu Bailong Electronics Co., Ltd.	Party B: Guangzhou Branch of Zhongdehui (Shenzhen) Education Development Co., Ltd.

Signature and Seal: Zhuang, Yandong	Signature and Seal: Zeng, Jianning

Apriln1, 2020	April 1, 2020